UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 28, 2011
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2011, Kona Grill, Inc. held its Annual Meeting of Stockholders (“Annual Meeting”). For more information on the following proposals, see the company’s proxy statement dated March 14, 2011, the relevant portions of which are incorporated herein by reference. Below are the final voting results.

(1)	The stockholders elected each of the Class III directors to serve for a three-year term expiring in 2014:

	For	Against	Broker Non-Votes
Berke Bakay	5,711,527	629,573	1,170,722
Richard J. Hauser	5,712,130	628,970	1,170,722

(2)	The stockholders ratified the appointment of Ernst & Young LLP as the independent auditor for the fiscal year ending December 31, 2011:

For	7,503,349	99.1%
Against	8,097	0.9%
Abstain	376

(3)	Stockholder Proposal requesting declassification of the Board of Directors:

For	2,679,628	42.3%
Against	3,648,247	57.5%
Abstain	13,225	0.2%
Broker Non-Votes	1,170,722

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONA GRILL, INC.

Date: May 3, 2011	By:	/s/ Mark S. Robinow
Mark S. Robinow Executive Vice President, Chief Financial Officer, and Secretary

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